Exhibit 10.5
November 7, 2008
Michael LaJoie
Time Warner Cable
290 Harbor Drive
Stamford, CT 06902
Dear Mike:
     In accordance with Section 4.10 of the Employment Agreement (the “Agreement”) dated as of June 1, 2000 between you and Time Warner Entertainment Company, L.P., a subsidiary of Time Warner Cable Inc., which Agreement expires on December 31, 2008, the Company hereby offers to extend the Agreement with the same terms and conditions until December 31, 2011 with a title of Executive Vice President and Chief Technology Officer, and with a minimum base salary of $525,000 and a bonus target of 100% of your base salary.
     Please indicate your acceptance of the foregoing extension of the Agreement by signing this letter and returning it to me by December 20, 2008. Failure to do so will be deemed an election by you to terminate your employment without cause pursuant to Section 4.3 of the Agreement.

Sincerely,
TIME WARNER ENTERTAINMENT
COMPANY, L.P.

By:	/s/ TOMAS MATHEWS TOMAS MATHEWS
EXECUTIVE VICE PRESIDENT,
HUMAN RESOURCES

Agreed and Accepted:

MICHAEL LAJOIE

/s/ MICHAEL LAJOIE

Date:	12/12/08